Exhibit 10.5

Contract with Eligible Medicare Advantage (MA) Organization Pursuant to
Sections 1851 through 1859 of the Social Security Act for the Operation of a Medicare Advantage Coordinated Care Plan(s)

CONTRACT (#H1032 )

Between

Centers for Medicare & Medicaid Services (hereinafter referred to as CMS)

and

WellCare of Florida, Inc.
(hereinafter referred to as the MA Organization)

CMS and the MA Organization, an entity which has been determined to be an eligible Medicare Advantage Organization by the Administrator of the Centers for Medicare & Medicaid Services under 42 CFR 422.503, agree to the following for the purposes of sections 1851 through 1859 of the Social Security Act (hereinafter referred to as the Act):

(NOTE: Citations indicated in brackets are placed in the text of this contract to note the regulatory authority for certain contract provisions. All references to Part 422 are to 42 CFR Part 422.)

You must check off AND initial each required Addendum type to reflect the coverage offered under the H (or R) number associated with this contract Addendum Type Initials X Part D Addendum

      Employer-Only MA-PD Addendum (800 Series)

      Employer-Only MA Only Addendum (800 Series)

      Variances/Waivers (Provided directly to

Demonstration Organizations by CMS)
      Regional Preferred Provider Organization Addendum

(Provided directly to RPPOs by CMS)

Article I

Term of Contract

The term of this contract shall be from the date of signature by CMS’ authorized representative through December 31, 2006, after which this contract may be renewed for successive one-year periods in accordance with 42 CFR 422.505(c) and as discussed in Paragraph A in Article VII below. [422.505]

This contract governs the respective rights and obligations of the parties as of the effective date set forth above, and supersedes any prior agreements between the MA Organization and CMS as of such date. MA organizations offering Part D also must execute an Addendum to the Medicare Managed Care Contract Pursuant to Sections 1860D-1 through 1860D-42 of the Social Security Act for the Operation of a Voluntary Medicare Prescription Drug Plan (hereafter the “Part D Addendum”). For MA Organizations offering MA-PD plans, the Part D Addendum governs the rights and obligations of the parties relating to the provision of Part D benefits, in accordance with its terms, as of its effective date.

Article II

Coordinated Care Plan

A. The Medicare Advantage Organization agrees to operate one or more coordinated care plans as defined in 42 CFR 422.4(a)(1)(iii)), including at least one MA-PD plan as required under 42 CFR 422.4(c), as described in its final Plan Benefit Package (PBP) bid submission (benefit and price bid) proposal as approved by CMS and as attested to in the Medicare Advantage
Attestation of Benefit Plan and Price, and in compliance with the requirements of this contract and applicable Federal statutes, regulations, and policies.
B. Except as provided in paragraph (C) of this Article, this contract is deemed to incorporate any changes that are required by statute to be implemented during the term of the contract and any regulations or policies implementing or interpreting such statutory provisions.
C. CMS will not implement, other than at the beginning of a calendar year, requirements under
42 CFR Part 422 that impose a new significant cost or burden on MA organizations or plans, unless a different effective date is required by statute. [422.521]

Article III

Functions To Be Performed By Medicare Advantage Organization

A. PROVISION OF BENEFITS
1. The MA Organization agrees to provide enrollees in each of its MA plans the basic benefits as required under §422.101 and, to the extent applicable, supplemental benefits under §422.102 and as established in the MA Organization’s final benefit and price bid proposal as approved by
CMS and listed in the MA Organization Plan Attestation of Benefit Plan and Price, which is attached to this contract. The MA Organization agrees to provide access to such benefits as 2 required under subpart C in a manner consistent with professionally recognized standards of health care and according to the access standards stated in §422.112.

2. The MA Organization agrees to provide post-hospital extended care services, should an MA enrollee elect such coverage, through a skilled nursing home facility according to the requirements of section 1852(1) of the Act and §422.133. A skilled nursing home facility is a facility in which an MA enrollee resided at the time of admission to the hospital, a facility that provides services through a continuing care retirement community, a facility in which the spouse of the enrollee is residing at the time of the enrollee’s discharge from the hospital, or hospital, or wherever the enrollee resides immediately before admission for extended care services.
[422.133; 422.504(a)(3)]

B. ENROLLMENT REQUIREMENTS
1. The MA Organization agrees to accept new enrollments, make enrollments effective, process voluntary disenrollments, and limit involuntary disenrollments, as provided in subpart B of part 422.
2. The MA Organization shall comply with the provisions of §422.110 concerning prohibitions against discrimination in beneficiary enrollment, other than in enrolling eligible beneficiaries in a CMA-approved special needs plan that exclusively enrolls special needs individuals as consistent with §§422.2, 422.4(a)(1)(iv) and 422.52.
[422.504(a)(2)]

C. BENEFICIARY PROTECTIONS
1. The MA Organization agrees to comply with all requirements in subpart M of part 422, governing coverage determinations, grievances, and appeals. [422.504(a)(7)]
2. The MA Organization agrees to comply with the confidentiality and enrollee record accuracy requirements in §422.118.
3. Beneficiary Financial Protections. The MA Organization agrees to comply with the following requirements:

(a) Each MA Organization must adopt and maintain arrangements satisfactory to CMS to protect its enrollees from incurring liability for payment of any fees that are the legal obligation of the MA Organization. To meet this requirement the MA Organization must—

(i) Ensure that all contractual or other written arrangements with providers prohibit the Organization’s providers from holding any beneficiary enrollee liable for payment of any fees that are the legal obligation of the MA Organization; and

(ii) Indemnify the beneficiary enrollee for payment of any fees that are the legal obligation of the MA Organization for services furnished by providers that do not contract, or that have not otherwise entered into an agreement with the MA Organization, to provide services to the organization’s beneficiary enrollees. [422.504(g)(1)]

(b) The MA Organization must provide for continuation of enrollee health care benefits-

(i) For all enrollees, for the duration of the contract period for which CMS payments have been made; and

(ii) For enrollees who are hospitalized on the date its contract with CMS terminates, or, in the event of the MA Organization’s insolvency, through the date of discharge. [422.504(g)(2)] 3

(c) In meeting the requirements of this section (C), other than the provider contract requirements specified in paragraph (C)(3)(a) of this Article, the MA Organization may use—

(i) Contractual arrangements;
(ii) Insurance acceptable to CMS;
(iii) Financial reserves acceptable to CMS; or

(iv) Any other arrangement acceptable to CMS. [422.504(g)(3)]

D. PROVIDER PROTECTIONS
1. The MA Organization agrees to comply with all applicable provider requirements in 42 CFR Part 422 Subpart E, including provider certification requirements, anti-discrimination requirements, provider participation and consultation requirements, the prohibition on interference with provider advice, limits on provider indemnification, rules governing payments to providers, and limits on physician incentive plans. [422.504(a)(6)]
2. Prompt payment.

(a) The MA Organization must pay 95 percent of “clean claims” within 30 days of receipt if they are claims for covered services that are not furnished under a written agreement between the organization and the provider.

(i) The MA Organization must pay interest on clean claims that are not paid within 30 days in accordance with sections 1816(c)(2) and 1842(c)(2) of the Act.

(ii) All other claims from non-contracted providers must be paid or denied within 60 calendar days from the date of the request. [422.520(a)]

(b) Contracts or other written agreements between the MA Organization and its providers must contain a prompt payment provision, the terms of which are developed and agreed to by both the MA Organization and the relevant provider. [422.520(b)]

(c) If CMS determines, after giving notice and opportunity for hearing, that the MA Organization has failed to make payments in accordance with subparagraph (2)(a) of this section, CMS may provide—

(i) For direct payment of the sums owed to providers; and

(ii) For appropriate reduction in the amounts that would otherwise be paid to the MA Organization, to reflect the amounts of the direct payments and the cost of making those payments. [422.520(c)]

E. QUALITY IMPROVEMENT PROGRAM
1. The MA Organization agrees to operate, for each plan that it offers, an ongoing quality improvement program as stated in accordance with Section 1852(e) of the Social Security Act and 42 CFR 422.152.
2. Chronic Care Improvement Program

(a) Each MA organization (other than MA private-fee-for-service plans) must have a chronic care improvement program and must establish criteria for participation in the program. The CCIP must have a method for identifying enrollees with multiple or sufficiently severe chronic conditions who meet the criteria for participation in the program and a mechanism for monitoring enrollees’ participation in the program.

(b) Plans have flexibility to choose the design of their program; however, in addition to meeting the requirements specified above, the CCIP selected must be relevant to the plan’s MA 4 population. MA organizations are required to submit annual reports on their CCIP program to CMS.
3. Performance Measurement and Reporting: The MA Organization shall measure performance under its MA plans using standard measures required by CMS, and report (at the organization level) its performance to CMS. The standard measures required by CMS during the term of this contract will be uniform data collection and reporting instruments, to include the Health Plan and Employer Data Information Set (HEDIS), Consumer Assessment of Health Plan Satisfaction (CAHPS) survey, and Health Outcomes Survey (HOS). These measures will address clinical areas, including effectiveness of care, enrollee perception of care and use of services; and nonclinical areas including access to and availability of services, appeals and grievances, and organizational characteristics. [422.152(b)(1), (e)]
4. Utilization Review:

(a) An MA Organization for an MA coordinated care plan must use written protocols for utilization review and policies and procedures must reflect current standards of medical practice in processing requests for initial or continued authorization of services and have in effect mechanisms to detect both underutilization and over utilization of services. [422.152(b)]

(b) For MA regional preferred provider organizations (RPPOs) and MA local preferred provider organizations (PPOs) that are offered by an organization that is not licensed or organized under State law as an HMOs, if the MA Organization uses written protocols for utilization review, those policies and procedures must reflect current standards of medical practice in processing requests for initial or continued authorization of services and include mechanisms to evaluate utilization of services and to inform enrollees and providers of services of the results of the evaluation. [422.152(e)]
5. Information Systems:

(a) The MA Organization must:

(i) Maintain a health information system that collects, analyzes and integrates the data necessary to implement its quality improvement program;

(ii) Ensure that the information entered into the system (particularly that received from providers) is reliable and complete;

(iii) Make all collected information available to CMS. [422.152(f)(1)]

6. External Review
The MA Organization will comply with any requests by Quality Improvement Organizations to review the MA Organization’s medical records in connection with appeals of discharges from hospitals, skilled nursing facilities, and home health agencies.

F. COMPLIANCE PLAN
The MA Organization agrees to implement a compliance plan in accordance with the requirements of§422.503(b)(4)(vi). [422.503(b)(4)(vi)]

G. COMPLIANCE DEEMED ON THE BASIS OF ACCREDITATION
CMS may deem the MA Organization to have met the quality improvement requirements of
§1852(e) of the Act and §422.152, the confidentiality and accuracy of enrollee records requirements of §1852(h) of the Act and §422.118, the anti-discrimination requirements of
§1852(b) of the Act and §422.110, the access to services requirements of §1852(d) of the Act and §422.112, and the advance directives requirements of §1852(i) of the Act and §422.128, the 5 provider participation requirements of §1852(j) of the Act and 42 CFR Part 422, Subpart F, and the applicable requirements described in §423.165, if the MA Organization is fully accredited (and periodically reaccredited) by a private, national accreditation organization approved by
CMS and the accreditation organization used the standards approved by CMS for the purposes of assessing the MA Organization’s compliance with Medicare requirements. The provisions of §422.156 shall govern the MA Organization’s use of deemed status to meet MA program requirements.

H. PROGRAM INTEGRITY
1. The MA Organization agrees to provide notice based on best knowledge, information, and belief to CMS of any integrity items related to payments from governmental entities, both federal and state, for healthcare or prescription drug services. These items include any investigations, legal actions or matters subject to arbitration brought involving the MA Organization (or MA Organization’s firm if applicable) and its subcontractors (excluding contracted network providers), including any key management or executive staff, or any major shareholders (5% or more), by a government agency (state or federal) on matters relating to payments from governmental entities, both federal and state, for healthcare and/or prescription drug services. In providing the notice, the sponsor shall keep the government informed of when the integrity item is initiated and when it is closed. Notice should be provided of the details concerning any resolution and monetary payments as well as any settlement agreements or corporate integrity agreements.

2. The MA Organization agrees to provide notice based on best knowledge, information, and belief to CMS in the event the MA Organization or any of its subcontractors is criminally convicted or has a civil judgment entered against it for fraudulent activities or is sanctioned under any Federal program involving the provision of health care or prescription drug services.

I. MARKETING
1. The MA Organization may not distribute any marketing materials, as defined in 42 CFR 422.80(b) and in the Marketing Materials Guidelines for Medicare Advantage-Prescription Drug Plans and Prescription Drug Plans (Medicare Marketing Guidelines), unless they have been filed with and not disapproved by CMS in accordance with §422.80. The file and use process set out at §422.80(a)(2) must be used, unless the MA organization notifies CMS that it will not use this process.
2. CMS and the MA Organization shall agree upon language setting forth the benefits, exclusions and other language of the Plan. The MA Organization bears full responsibility for the accuracy of its marketing materials. CMS, in its sole discretion, may order the MA Organization to print and distribute the agreed upon marketing materials, in a format approved by CMS. The MA Organization must disclose the information to each enrollee electing a plan as outlined in 42 CFR 422.111.
3. The MA Organization agrees that any advertising material, including that labeled promotional material, marketing materials, or supplemental literature, shall be truthful and not misleading.
All marketing materials must include the Contract number. All membership identification cards must include the Contract number on the front of the card.
4. The MA Organization must comply with the Medicare Marketing Guidelines, as well as all applicable statutes and regulations, including and without limitation Section 1851 (h) of the Act 6 and 42 CFR §§422.80, 422.111 and 423.50. Failure to comply may result in sanctions as provided in 42 CFR Part 422 Subpart O.

Article IV

CMS Payment to MA Organization

A. The MA Organization agrees to develop its annual benefit and price bid proposal and submit to CMS all required information on premiums, benefits, and cost sharing, as required under 42 CFR Part 422 Subpart F. [422.504(a)(10)]

B. Methodology. CMS agrees to pay the MA Organization under this contract in accordance with the provisions of section 1853 of the Act and 42 CFR Part 422 Subpart G. [422.504(a)(9)]

C. Attestation of payment data (Attachments A, B, and C).
As a condition for receiving a monthly payment under paragraph B of this article, and 42 CFR Part 422 Subpart G, the MA Organization agrees that its chief executive officer (CEO), chief financial officer (CFO), or an individual delegated with the authority to sign on behalf of one of these officers, and who reports directly to such officer, must request payment under the contract on the forms attached hereto as Attachment A (enrollment attestation) and Attachment B (risk adjustment data) which attest to (based on best knowledge, information and belief as of the date specified on the attestation form) the accuracy, completeness, and truthfulness of the data identified on these attachments. The Medicare Advantage Plan Attestation of Benefit Plan and Price must be signed and attached to the executed version of this contract.
1. Attachment A requires that the CEO, CFO, or an individual delegated with the authority to sign on behalf of one of these officers, and who reports directly to such officer, must attest based on best knowledge, information, and belief that each enrollee for whom the MA Organization is requesting payment is validly enrolled, or was validly enrolled during the period for which payment is requested, in an MA plan offered by the MA Organization. The MA Organization shall submit completed enrollment attestation forms to CMS, or its contractor, on a monthly basis. (NOTE: The forms included as attachments to this contract are for reference only. CMS will provide instructions for the completion and submission of the forms in separate documents. MA Organizations should not take any action on the forms until appropriate CMS instructions become available.)
2. Attachment B requires that the CEO, CFO, or an individual delegated with the authority to sign on behalf of one of these officers, and who reports directly to such officer, must attest to (based on best knowledge, information and belief as of the date specified on the attestation form) that the risk adjustment data it submits to CMS under §422.310 are accurate, complete, and truthful. The MA Organization shall make annual attestations to this effect for risk adjustment data on Attachment B and according to a schedule to be published by CMS. If such risk adjustment data are generated by a related entity, contractor, or subcontractor of an MA Organization, such entity, contractor, or subcontractor must similarly attest to (based on best knowledge, information, and belief as of the date specified on the attestation form) the accuracy, completeness, and truthfulness of the data. [422.504(1)]
3. The Medicare Advantage Plan Attestation of Benefit Plan and Price (which is attached hereto requires that the CEO, CFO, or an individual delegated with the authority to sign on behalf of 7 one of these officers, and who reports directly to such officer, must attest (based on best knowledge, information and belief, as of the date specified on the attestation form) that the information and documentation comprising the bid submission proposal is accurate, complete, and truthful and fully conforms to the Bid Form and Plan Benefit Package requirements; and that the benefits described in the CMS-approved proposal bid submission agree with the benefit package the MA Organization will offer during the period covered by the proposal bid submission. This document is being sent separately to the MA Organization and must be signed and attached to the executed version of this contract, and is incorporated herein by reference. [422.502(1)]

Article V

MA Organization Relationship with Related Entities, Contractors, and Subcontractors

A. Notwithstanding any relationship(s) that the MA Organization may have with related entities, contractors, or subcontractors, the MA Organization maintains full responsibility for adhering to and otherwise fully complying with all terms and conditions of its contract with
CMS. [422.504(i)(1)]

B. The MA Organization agrees to require all related entities, contractors, or subcontractors to agree that—

(1) HHS, the Comptroller General, or their designees have the right to inspect, evaluate, and audit any pertinent contracts, books, documents, papers, and records of the related entity(s), contractor(s), or subcontractor(s) involving transactions related to this contract; and

(2) HHS, the Comptroller General, or their designees have the right to inspect, evaluate, and audit any pertinent information for any particular contract period for 10 years from the final date of the contract period or from the date of completion of any audit, whichever is later. [422.504(i)(2)]

C. The MA Organization agrees that all contracts or written arrangements into which the MA Organization enters with providers, related entities, contractors, or subcontractors (first tier and downstream entities) shall contain the following elements:

(1) Enrollee protection provisions that provide—
(a) Consistent with Article III(C), arrangements that prohibit providers from holding an enrollee liable for payment of any fees that are the legal obligation of the MA Organization; and (b) Consistent with Article III(C), provision for the continuation of benefits.

(2) Accountability provisions that indicate that the MA Organization may only delegate activities or functions to a provider, related entity, contractor, or subcontractor in a manner consistent with requirements set forth at paragraph D of this article.

(3) A provision requiring that any services or other activity performed by a related entity, contractor or subcontractor in accordance with a contract or written agreement between the related entity, contractor, or subcontractor and the MA Organization will be consistent and comply with the MA Organization’s contractual obligations to CMS.

[422.504(i)(3)] 8

D. If any of the MA Organization’s activities or responsibilities under this contract with CMS is delegated to other parties, the following requirements apply to any related entity, contractor, subcontractor, or provider:

(1) Written arrangements must specify delegated activities and reporting responsibilities.

(2) Written arrangements must either provide for revocation of the delegation activities and reporting requirements or specify other remedies in instances where CMS or the MA Organization determine that such parties have not performed satisfactorily.

(3) Written arrangements must specify that the performance of the parties is monitored by the MA Organization on an ongoing basis.

(4) Written arrangements must specify that either—

(a) The credentials of medical professionals affiliated with the party or parties will be either reviewed by the MA Organization; or

(b) The credentialing process will be reviewed and approved by the MA Organization and the MA Organization must audit the credentialing process on an ongoing basis.

(5) All contracts or written arrangements must specify that the related entity, contractor, or subcontractor must comply with all applicable Medicare laws, regulations, and CMS instructions.

[422.504(i)(4)]

E. If the MA Organization delegates selection of the providers, contractors, or subcontractors to another organization, the MA Organization’s written arrangements with that organization must state that the MA Organization retains the right to approve, suspend, or terminate any such arrangement. [422.504(i)(5)]

F. As of the date of this contract and throughout its term, the MA Organization

(1) Agrees that any physician incentive plan it operates meets the requirements of §422.208, and

(2) Has assured that all physicians and physician groups that the MA Organization’s physician incentive plan places at substantial financial risk have adequate stop-loss protection in accordance with §422.208(f). [422.208] 9

Article VI

Records Requirements

A. MAINTENANCE OF RECORDS
1. The MA Organization agrees to maintain for 10 years books, records, documents, and other evidence of accounting procedures and practices that—

(a) Are sufficient to do the following:

(i) Accommodate periodic auditing of the financial records (including data related to Medicare utilization, costs, and computation of the benefit and price bid) of the MA Organization.

(ii) Enable CMS to inspect or otherwise evaluate the quality, appropriateness and timeliness of services performed under the contract, and the facilities of the MA Organization.

(iii) Enable CMS to audit and inspect any books and records of the MA Organization that pertain to the ability of the organization to bear the risk of potential financial losses, or to services performed or determinations of amounts payable under the contract.

(iv) Properly reflect all direct and indirect costs claimed to have been incurred and used in the preparation of the benefit and price bid proposal.

(v) Establish component rates of the benefit and price bid for determining additional and supplementary benefits.

(vi) Determine the rates utilized in setting premiums for State insurance agency purposes and for other government and private purchasers; and

(b) Include at least records of the following:

(i) Ownership and operation of the MA Organization’s financial, medical, and other record keeping systems.

(ii) Financial statements for the current contract period and six prior periods.

(iii) Federal income tax or informational returns for the current contract period and six prior periods.

(iv) Asset acquisition, lease, sale, or other action.
(v) Agreements, contracts (including, but not limited to, with related or unrelated prescription drug benefit managers) and subcontracts.
(vi) Franchise, marketing, and management agreements.
(vii) Schedules of charges for the MA Organization’s fee-for-service patients.
(viii) Matters pertaining to costs of operations.
(ix) Amounts of income received, by source and payment.
(x) Cash flow statements.
(xi) Any financial reports filed with other Federal programs or State authorities. [422.504(d)]

2. Access to facilities and records. The MA Organization agrees to the following:

(a) The Department of Health and Human Services (HHS), the Comptroller General, or their designee may evaluate, through inspection or other means—

(i) The quality, appropriateness, and timeliness of services furnished to Medicare enrollees under the contract;

(ii) The facilities of the MA Organization; and

(iii) The enrollment and disenrollment records for the current contract period and ten prior periods.

(b) HHS, the Comptroller General, or their designees may audit, evaluate, or inspect any books, contracts, medical records, documents, papers, patient care documentation, and other records of the MA Organization, related entity, contractor, subcontractor, or its transferee that pertain to any aspect of services performed, reconciliation of benefit liabilities, and determination of amounts payable under the contract, or as the Secretary may deem necessary to enforce the contract.

(c) The MA Organization agrees to make available, for the purposes specified in section (A) of this article, its premises, physical facilities and equipment, records relating to its Medicare enrollees, and any additional relevant information that CMS may require, in a manner that meets CMS record maintenance requirements.

(d) HHS, the Comptroller General, or their designee’s right to inspect, evaluate, and audit extends through 10 years from the final date of the contract period or completion of audit, whichever is later unless-

(i) CMS determines there is a special need to retain a particular record or group of records for a longer period and notifies the MA Organization at least 30 days before the normal disposition date;

(ii) There has been a termination, dispute, or fraud or similar fault by the MA Organization, in which case the retention may be extended to 10 years from the date of any resulting final resolution of the termination, dispute, or fraud or similar fault; or

(iii) HHS, the Comptroller General, or their designee determines that there is a reasonable possibility of fraud, in which case they may inspect, evaluate, and audit the MA Organization at any time. [422.502(e)]

B. REPORTING REQUIREMENTS
1. The MA Organization shall have an effective procedure to develop, compile, evaluate, and report to CMS, to its enrollees, and to the general public, at the times and in the manner that CMS requires, and while safeguarding the confidentiality of the doctor-patient relationship, statistics and other information as described in the remainder of this section B). [422.516(a)]
2. The MA Organization agrees to submit to CMS certified financial information that must include the following:

(a) Such information as CMS may require demonstrating that the organization has a fiscally sound operation, including:

(i) The cost of its operations;

(ii) A description, submitted to CMS annually and within 120 days of the end of the fiscal year, of significant business transactions (as defined in §422.500) between the MA Organization and a party in interest showing that the costs of the transactions listed in paragraph (2)(a)(v) of this section do not exceed the costs that would be incurred if these transactions were with someone who is not a party in interest; or

(iii) If they do exceed, a justification that the higher costs are consistent with prudent management and fiscal soundness requirements.

(iv) A combined financial statement for the MA Organization and a party in interest if either of the following conditions is met:

(aa) Thirty-five percent or more of the costs of operation of the MA Organization go to a party in interest.

(bb) Thirty-five percent or more of the revenue of a party in interest is from the MA Organization. [422.516(b)]

(v)Requirements for combined financial statements.

(aa) The combined financial statements required by paragraph (2)(a)(iv) must display in separate columns the financial information for the MA Organization and each of the parties in interest.

(bb) Inter-entity transactions must be eliminated in the consolidated column.

(cc) The statements must have been examined by an independent auditor in accordance with generally accepted accounting principles and must include appropriate opinions and notes.

(dd) Upon written request from the MA Organization showing good cause, CMS may waive the requirement that the organization’s combined financial statement include the financial information required in paragraph (2)(a)(v) with respect to a particular entity. [422.516(c)]

(vi) A description of any loans or other special financial arrangements the MA Organization makes with contractors, subcontractors, and related entities.

(b) Such information as CMS may require pertaining to the disclosure of ownership and control of the MA Organization. [422.502(f)(1)(ii)]

(c) Patterns of utilization of the MA Organization’s services.

3. The MA Organization agrees to participate in surveys required by CMS and to submit to CMS all information that is necessary for CMS to administer and evaluate the program and to simultaneously establish and facilitate a process for current and prospective beneficiaries to exercise choice in obtaining Medicare services. This information includes, but is not limited to: (a) The benefits covered under the MA plan;

(b) The MA monthly basic beneficiary premium and MA monthly supplemental beneficiary premium, if any, for the plan.

(c) The service area and continuation area, if any, of each plan and the enrollment capacity of each plan;

(d) Plan quality and performance indicators for the benefits under the plan including —

(i) Disenrollment rates for Medicare enrollees electing to receive benefits through the plan for the previous 2 years;

(ii) Information on Medicare enrollee satisfaction;
(iii) The patterns of utilization of plan services;
(iv) The availability, accessibility, and acceptability of the plan’s services;
(v) Information on health outcomes and other performance measures required by CMS;

(vi) The recent record regarding compliance of the plan with requirements of this part, as determined by CMS; and

(vii) Other information determined by CMS to be necessary to assist beneficiaries in making an informed choice among MA plans and traditional Medicare;

(e) Information about beneficiary appeals and their disposition;

(f) Information regarding all formal actions, reviews, findings, or other similar actions by States, other regulatory bodies, or any other certifying or accrediting organization;

(g) Any other information deemed necessary by CMS for the administration or evaluation of the Medicare program. [422.502(f)(2)]

4. The MA Organization agrees to provide to its enrollees and upon request, to any individual eligible to elect an MA plan, all informational requirements under §422.64 and, upon an enrollee’s, request, the financial disclosure information required under §422.516. [422.502(f)(3)] 5. Reporting and disclosure under ERISA.

(a) For any employees’ health benefits plan that includes an MA Organization in its offerings, the MA Organization must furnish, upon request, the information the plan needs to fulfill its reporting and disclosure obligations (with respect to the MA Organization) under the Employee Retirement Income Security Act of 1974 (ERISA).

(b) The MA Organization must furnish the information to the employer or the employer’s designee, or to the plan administrator, as the term “administrator” is defined in ERISA. [422.516(d)]

6. Electronic communication. The MA Organization must have the capacity to communicate with CMS electronically. [422.504(b)]
7. Risk Adiustment data. The MA Organization agrees to comply with the requirements in §422.310 for submitting risk adjustment data to CMS. [422.504(a)(8)]

Article VII

Renewal of the MA Contract

A. Renewal of contract: In accordance with §422.505, following the initial contract period, this contract is renewable annually only if-

(l) The MA Organization has not provided CMS with a notice of intention not to renew; [422.506(a)]

(2) CMS and the MA Organization reach agreement on the bid under 42 CFR Part 422, Subpart F; and [422.505(d)]

(3) CMS informs the MA Organization that it authorizes a renewal.

B. Nonrenewal of contract

(1) Nonrenewal by the Organization.

(a) In accordance with §422.506, the MA Organization may elect not to renew its contract with CMS as of the end of the term of the contract for any reason, provided it meets the time frames for doing so set forth in subparagraphs (b) and (c) of this paragraph.

(b) If the MA Organization does not intend to renew its contract, it must notify—

(i) CMS, in writing, by the first Monday in June of the year in which the contract would end, pursuant to §422,506

(ii) Each Medicare enrollee, at least 90 days before the date on which the nonrenewal is effective. This notice must include a written description of all alternatives available for obtaining Medicare services within the service area including alternative MA plans, Medigap options, and original Medicare and prescription drag plans and must receive CMS approval prior to issuance.

(iii) The general public, at least 90 days before the end of the current calendar year, by publishing a CMS-approved notice in one or more newspapers of general circulation in each community located in the MA Organization’s service area.

(c) CMS may accept a nonrenewal notice submitted after the applicable annual non-renewal notice deadline if—

(i) The MA Organization notifies its Medicare enrollees and the public in accordance with subparagraph (1)(b)(ii) and (1)(b)(iii) of this section; and

(ii) Acceptance is not inconsistent with the effective and efficient administration of the Medicare program.

(d) If the MA Organization does not renew a contract under subparagraph (I), CMS will not enter into a contract with the Organization for 2 years from the date of contract separation unless there are special circumstances that warrant special consideration, as determined by CMS. [422.506(a)]

(2) CMS decision not to renew.
(a) CMS may elect not to authorize renewal of a contract for any of the following reasons:

(i) The MA Organization’s level of enrollment, growth in enrollment, or insufficient number of contracted providers is determined by CMS to threaten the viability of the organization under the MA program and or be an indicator of beneficiary dissatisfaction with the MA plan(s) offered by the organization.

(ii) For any of the reasons listed in §422.510(a) [Article VIII, section (B)(1)(a) of this contract], which would also permit CMS to terminate the contract.

(iii) The MA Organization has committed any of the acts in §422.752(a) that would support the imposition of intermediate sanctions or civil money penalties under 42 CFR Part 422 Subpart O.

(iv) The MA Organization did not submit a benefit and price bid or the benefit and price bid was not acceptable [422.505(d)]

(b) Notice. CMS shall provide notice of its decision whether to authorize renewal of the contract as follows:

(i) To the MA Organization by May 1 of the contract year, except in the event of (2)(a)(iv) above, for which notice will be sent by September 1.

(ii) To the MA Organization’s Medicare enrollees by mail at least 90 days before the end of the current calendar year.

(iii) To the general public at least 90 days before the end of the current calendar year, by publishing a notice in one or more newspapers of general circulation in each community or county located in the MA Organization’s service area.

(c) Notice of appeal rights. CMS shall give the MA Organization written notice of its right to reconsideration of the decision not to renew in accordance with § 422.644.

[422.506(b)]

Article VIII

Modification or Termination of the Contract

A. Modification or Termination of Contract by Mutual Consent
1. This contract may be modified or terminated at any time by written mutual consent.

(a) If the contract is modified by written mutual consent, the MA Organization must notify its Medicare enrollees of any changes that CMS determines are appropriate for notification within time frames specified by CMS. [422.508(a)(2)]

(b) If the contract is terminated by written mutual consent, except as provided in section (A)(2) of this Article, the MA Organization must provide notice to its Medicare enrollees and the general public as provided in section B(2)(b)(ii) and B(2)(b)(iii) of this Article. [422.508(a)(1)]

2. If this contract is terminated by written mutual consent and replaced the day following such termination by a new MA contract, the MA Organization is not required to provide the notice specified in section B of this article.
[422.508(b)]

B. Termination of the Contract by CMS or the MA Organization
1. Termination by CMS.

(a) CMS may terminate a contract for any of the following reasons:

(i) The MA Organization has failed substantially to carry out the terms of its contract with CMS.

(ii) The MA Organization is carrying out its contract with CMS in a manner that is inconsistent with the effective and efficient implementation of 42 CFR Part 422.

(iii) CMS determines that the MA Organization no longer meets the requirements of 42 CFR Part 422 for being a contracting organization.

(iv) There is credible evidence that the MA Organization committed or participated in false, fraudulent or abusive activities affecting the Medicare program, including submission of false or fraudulent data.

(v) The MA Organization experiences financial difficulties so severe that its ability to make necessary health services available is impaired to the point of posing an imminent and serious risk to the health of its enrollees, or otherwise fails to make services available to the extent that such a risk to health exists.

(vi) The MA Organization substantially fails to comply with the requirements in 42 CFR Part 422 Subpart M relating to grievances and appeals.

(vii) The MA Organization fails to provide CMS with valid risk adjustment data as required under §422.310 and 423.329(b)(3).

(viii) The MA Organization fails to implement an acceptable quality improvement program as required under 42 CFR Part 422 Subpart D.

(ix) The MA Organization substantially fails to comply with the prompt payment requirements in §422.520.

(x) The MA Organization substantially fails to comply with the service access requirements in §422.112.

(xi) The MA Organization fails to comply with the requirements of §422.208 regarding physician incentive plans.

(xii) The MA Organization substantially fails to comply with the marketing requirements in 422.80.

(b) Notice. If CMS decides to terminate a contract for reasons other than the grounds specified in section (B)(1)(a) above, it will give notice of the termination as follows:

(i) CMS will notify the MA Organization in writing 90 days before the intended date of the termination.

(ii) The MA Organization will notify its Medicare enrollees of the termination by mail at least 30 days before the effective date of the termination.

(iii) The MA Organization will notify the general public of the termination at least 30 days before the effective date of the termination by publishing a notice in one or more newspapers of general circulation in each community or county located in the MA Organization’s service area.

(c) Immediate termination of contract by CMS.

(i) For terminations based on violations prescribed in paragraph (B)(1)(a)(v) of this article, CMS will notify the MA Organization in writing that its contract has been terminated effective the date of the termination decision by CMS. If termination is effective in the middle of a month, CMS has the right to recover the prorated share of the capitation payments made to the MA Organization covering the period of the month following the contract termination.

(ii) CMS will notify the MA Organization’s Medicare enrollees in writing of CMS’ decision to terminate the MA Organization’s contract. This notice will occur no later than 30 days after CMS notifies the plan of its decision to terminate this contract. CMS will simultaneously inform the Medicare enrollees of alternative options for obtaining Medicare services, including alternative MA Organizations in a similar geographic area and original Medicare.

(iii) CMS will notify the general public of the termination no later than 30 days after notifying the MA Organization of CMS’ decision to terminate this contract. This notice will be published in one or more newspapers of general circulation in each community or county located in the MA Organization’s service area.

(d) Corrective action plan

(i) General. Before terminating a contract for reasons other than the grounds specified in section (B)(1)(a)(v) of this article, CMS will provide the MA Organization with reasonable opportunity, not to exceed time frames specified at 42 CFR Part 422 Subpart N, to develop and receive CMS approval of a corrective action plan to correct the deficiencies that are the basis of the proposed termination.

(ii) Exception. If a contract is terminated under section (B)(1)(a)(v) of this article, the MA Organization will not have the opportunity to submit a corrective action plan.

(e) Appeal rights. If CMS decides to terminate this contract, it will send written notice to the MA Organization informing it of its termination appeal rights in accordance with 42 CFR

Part 422 Subpart N. [422.510]
2. Termination by the MA Organization

(a) Cause for termination. The MA Organization may terminate this contract if CMS fails to substantially carry out the terms of the contract.

(b) Notice. The MA Organization must give advance notice as follows:

(i) To CMS, at least 90 days before the intended date of termination. This notice must specify the reasons why the MA Organization is requesting contract termination.

(ii) To its Medicare enrollees, at least 60 days before the termination effective date. This notice must include a written description of alternatives available for obtaining Medicare services within the service area, including alternative MA and MA-PD plans, PDP plans, Medigap options, and original Medicare and must receive CMS approval.

(iii) To the general public at least 60 days before the termination effective date by publishing a CMS-approved notice in one or more newspapers of general circulation in each community or county located in the MA Organization’s geographic area.

(c) Effective date of termination. The effective date of the termination will be determined by CMS and will be at least 90 days after the date CMS receives the MA Organization’s notice of intent to terminate.

(d) CMS’ liability. CMS’ liability for payment to the MA Organization ends as of the first day of the month after the last month for which the contract is in effect, but CMS shall make payments for amounts owed prior to termination but not yet paid.

(e) Effect of termination by the organization. CMS will not enter into an agreement with the MA Organization for a period of two years from the date the Organization has terminated this contract, unless there are circumstances that warrant special consideration, as determined by CMS. [422.512]

Article IX

Requirements of Other Laws and Regulations

A. The MA Organization agrees to comply with—

(1) Federal laws and regulations designed to prevent or ameliorate fraud, waste, and abuse, including, but not limited to, applicable provisions of Federal criminal law, the False Claims Act (31 USC 3729 et seq.), and the anti-kickback statute (section 1128B(b) of the Act): and

(2) HIPAA administrative simplification rules at 45 CFR parts 160, 162, and 164. [422.504(h)]

B. The MA Organization maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of its contract with CMS, notwithstanding any relationship(s) that the MA organization may have with related entities, contractors, or subcontractors. [422.504(i)]

C. In the event that any provision of this contract conflicts with the provisions of any statute or regulation applicable to an MA Organization, the provisions of the statute or regulation shall have full force and effect.

Article X

Severability

The MA Organization agrees that, upon CMS’ request, this contract will be amended to exclude any MA plan or State-licensed entity specified by CMS, and a separate contract for any such excluded plan or entity will be deemed to be in place when such a request is made. [422.504(k)]

Article XI

Miscellaneous

A. Definitions. Terms not otherwise defined in this contract shall have the meaning given to such terms in 42 CFR Part 422.
B. Alteration to Original Contract Terms. The MA Organization agrees that it has not altered in any way the terms of this contract presented for signature by CMS. The MA Organization agrees that any alterations to the original text the MA Organization may make to this contract shall not be binding on the parties.
C. Approval to Begin Marketing and Enrollment. The MA Organization agrees that it must complete CMS operational requirements prior to receiving CMS approval to begin Part C marketing and enrollment activities. Such activities include, but are not limited to, establishing and successfully testing connectivity with CMS systems to process enrollment applications (or contracting with an entity qualified to perform such functions on the MA Organization’s Sponsor’s behalf) and successfully demonstrating capability to submit accurate and timely price comparison data. To establish and successfully test connectivity, the MA Organization must,
1) establish and test physical connectivity to the CMS data center, 2) acquire user identifications and passwords, 3) receive, store, and maintain data necessary to perform enrollments and send and receive transactions to and from CMS, and 4) check and receive transaction status information.
D. Incorporation of Applicable Addenda. All addenda checked off and initialed on the cover sheet of this contract by the MA Organization are hereby incorporated by reference.

In witness whereof, the parties hereby execute this contract.

FOR THE MA ORGANIZATION

Todd S. Farha	President & Chief Executive Officer

Printed Name	Title

/s/ Todd S. Farha	9-7-05

Signature	Date

WellCare of Florida, Inc.	8735 Henderson Road, Ren. 2 Tampa, FL 33634

Organization	Address

FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

/s/ David Lewis for	9/30/05

Patricia P. Smith	Date

Director
Medicare Advantage Group
Center for Beneficiary Choices

ATTACHMENT A

ATTESTATION OF ENROLLMENT INFORMATION
RELATING TO CMS PAYMENT
TO A MEDICARE ADVANTAGE ORGANIZATION

Pursuant to the contract(s) between the Centers for Medicare & Medicaid Services (CMS) and (INSERT NAME OF MA ORGANIZATION), hereafter referred to as the MA Organization, governing the operation of the following Medicare Advantage plans (INSERT PLAN IDENTIFICATION NUMBERS HERE), the MA Organization hereby requests payment under the contract, and in doing so, makes the following attestation concerning CMS payments to the MA Organization. The MA Organization acknowledges that the information described below directly affects the calculation of CMS payments to the MA Organization and that misrepresentations to CMS about the accuracy of such information may result in Federal civil action and/or criminal prosecution. This attestation shall not be considered a waiver of the MA Organization’s right to seek payment adjustments from CMS based on information or data which does not become available until after the date the MA Organization submits this attestation.

1. The MA Organization has reported to CMS for the month of (INDICATE MONTH AND YEAR) all new enrollments, disenrollments, and changes in enrollees’ institutional status with respect to the above-stated MA plans. Based on best knowledge, information, and belief as of the date indicated below, all information submitted to CMS in this report is accurate, complete, and truthful.

2. The MA Organization has reviewed the CMS monthly membership report and reply listing for the month of (INDICATE MONTH AND YEAR) for the above-stated MA plans and has reported to CMS any discrepancies between the report and the MA Organization’s records. For those portions of the monthly membership report and the reply listing to which the MA Organization raises no objection, the MA Organization, through the certifying CEO/CFO, will be deemed to have attested, based on best knowledge, information, and belief as of the date indicated below, to their accuracy, completeness, and truthfulness.

(INDICATE TITLE [CEO, CFO, or delegate])

on behalf of

(INDICATE MA ORGANIZATION)

DATE

ATTACHMENT B

ATTESTATION OF RISK ADJUSTMENT DATA INFORMATION RELATING TO
CMS PAYMENT TO A MEDICARE ADVANTAGE ORGANIZATION

Pursuant to the contract(s) between the Centers for Medicare & Medicaid Services (CMS) and (INSERT NAME OF MA ORGANIZATION), hereafter referred to as the MA Organization, governing the operation of the following Medicare Advantage plans (INSERT PLAN IDENTIFICATION NUMBERS HERE), the MA Organization hereby requests payment under the contract, and in doing so, makes the following attestation concerning CMS payments to the MA Organization. The MA Organization acknowledges that the information described below directly affects the calculation of CMS payments to the MA Organization or additional benefit obligations of the MA Organization and that misrepresentations to CMS about the accuracy of such information may result in Federal civil action and/or criminal prosecution.

The MA Organization has reported to CMS during the period of (INDICATE DATES) all (INDICATE TYPE OF DATA — INPATIENT HOSPITAL, OUTPATIENT HOSPITAL, OR PHYSICIAN) risk adjustment data available to the MA Organization with respect to the above-stated MA plans. Based on best knowledge, information, and belief as of the date indicated below, all information submitted to CMS in this report is accurate, complete, and truthful.

(INDICATE TITLE [CEO, CFO, or delegate])

on behalf of

(INDICATE MA ORGANIZATION)

DATE

Medicare Advantage Attestation of Benefit Plan and Price

WELL CARE OF FLORIDA, INC.

H1032

Date: 09/06/2005

I attest that the following plan numbers as established in the final Plan Benefit Package (PBP) will be operated by the above-stated organization and made available to eligible Medicare beneficiaries in the approved service area during program year 2006.

								CMS
Plan	Segment		Plan	Plan	Transaction	MA	Part D	Approval	Effective
ID	ID	Version	Name	Type	Type	Premium	Premium	Date	Date
			WellCare
002	0	6	Choice	HMO	Renewal	35.00	0.00	08/30/2005	01/01/2006

			WellCare
004	0	6	Choice	HMO	Renewal	35.00	0.00	08/30/2005	01/01/2006

			WellCare
006	0	2	Choice	HMO	Renewal	35.00	0.00	08/30/2005	01/01/2006

			WellCare
008	0	6	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
010	0	3	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
012	0	6	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
014	0	2	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
019	0	6	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
021	0	2	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
025	0	7	Choice	HMO	Renewal	29.00	0.00	08/30/2005	01/01/2006

			WellCare
028	0	6	Value	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
029	0	5	Value	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
030	0	4	Value	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
031	0	3	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
032	0	7	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
033	0	3	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
034	0	3	Value	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

035	0	3		HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

Page 1 – WELL CARE OF FLORIDA, INC. – H1032 – 09/06/2005

								CMS
Plan	Segment		Plan	Plan	Transaction	MA	Part D	Approval	Effective
ID	ID	Version	Name	Type	Type	Premium	Premium	Date	Date
			WellCare
			Value
			WellCare
036	0	3	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
037	0	1	Advance	HMO	Renewal	0.00	N/A	08/30/2005	01/01/2006

			WellCare
038	0	1	Advance	HMO	Renewal	0.00	N/A	08/30/2005	01/01/2006

			WellCare
039	0	1	Advance	HMO	Renewal	0.00	N/A	08/30/2005	01/01/2006

			WellCare
040	0	3	Divided	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
041	0	3	Value	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
042	0	2	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
043	0	3	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
044	0	3	Value	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
058	0	1	Advance	HMO	Renewal	0.00	N/A	08/30/2005	01/01/2006

			WellCare
059	0	7	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
060	0	7	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
061	0	7	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
062	0	7	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
063	0	7	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
064	0	7	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
065	0	6	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
066	0	6	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
068	0	3	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
069	0	4	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

070	0	2		HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

Page 2 – WELL CARE OF FLORIDA, INC. – H1032 – 09/06/2005

								CMS
Plan	Segment		Plan	Plan	Transaction	MA	Part D	Approval	Effective
ID	ID	Version	Name	Type	Type	Premium	Premium	Date	Date
			WellCare
			Choice
			WellCare
071	0	4	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
073	0	3	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
074	0	6	Choice	HMO	Renewal	29.00	0.00	08/30/2005	01/01/2006

			WellCare
075	0	3	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
077	0	1	Advance	HMO	Renewal	0.00	N/A	08/30/2005	01/01/2006

			WellCare
078	0	1	Advance	HMO	Renewal	0.00	N/A	08/30/2005	01/01/2006

			WellCare
			Prescription
079	0	5	Plus	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
			Prescription
080	0	5	Plus	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
			Prescription
081	0	5	Plus	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
			Prescription
082	0	5	Plus	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
			Prescription
083	0	5	Plus	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
			Prescription
084	0	5	Plus	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
085	0	2	Access	HMO	Renewal	0.00	23.91	08/30/2005	01/01/2006

			WellCare
086	0	2	Access	HMO	Renewal	0.00	23.91	08/30/2005	01/01/2006

			WellCare
087	0	2	Access	HMO	Renewal	0.00	23.90	08/30/2005	01/01/2006

			WellCare
088	0	2	Access	HMO	Renewal	0.00	23.91	08/30/2005	01/01/2006

			WellCare
089	0	2	Access	HMO	Renewal	0.00	23.90	08/30/2005	01/01/2006

			WellCare
091	0	3	Essential	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

092	0	3		HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

Page 3 – WELL CARE OF FLORIDA, INC. – H1032 – 09/06/2005

								CMS
Plan	Segment		Plan	Plan	Transaction	MA	Part D	Approval	Effective
ID	ID	Version	Name	Type	Type	Premium	Premium	Date	Date
			WellCare
			Essential
			WellCare
093	0	3	Essential	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
094	0	6	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
095	0	6	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
096	0	3	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
097	0	6	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
098	0	3	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
100	0	6	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
101	0	6	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
102	0	6	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
104	0	6	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
106	0	6	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
107	0	6	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
111	0	3	Choice	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
112	0	3	Dividend	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
113	0	2	Value	HMO	Renewal	0.00	0.00	08/30/2005	01/01/2006

			WellCare
114	0	6	Select	HMO	Renewal	0.00	7.27	08/30/2005	01/01/2006

			WellCare
121	0	1	Advance	HMO	Renewal	0.00	N/A	08/30/2005	01/01/2006

/s/ Todd S. Farha	9/7/05

CEO:	Date:

Todd Farha
CEO/President

PO Box 26011

Tampa, FL 336236011

888-888-9355

Page 4 – WELL CARE OF FLORIDA, INC. – H1032 – 09/06/2005

/s/ Paul Behrens	9/7/05

CFO:	Date:

Paul Behrens
Chief Financial Officer

PO Box 26011

Tampa, FL 336225827

888-888-9355 (1469)

Page 5 – WELL CARE OF FLORIDA, INC. – H1032 – 09/06/2005
ADDENDUM TO MEDICARE MANAGED CARE CONTRACT PURSUANT TO
SECTIONS 1860D-1 THROUGH 1860D-42 OF THE SOCIAL SECURITY ACT
FOR THE OPERATION OF A VOLUNTARY MEDICARE PRESCRIPTION
DRUG PLAN

The Centers for Medicare & Medicaid Services (hereinafter referred to as “CMS”) and WellCare of Florida, Inc. (H1032) , a Medicare managed care organization (hereinafter referred to as the MA-PD Sponsor) agree to amend the contract (INSERT “H” OR “R” NUMBER) governing the MA-PD Sponsor’s operation of a Part C plan described in Section 1851 (a)(2)(A) of the Social Security Act (hereinafter referred to as “the Act”) or a Medicare cost plan to include this addendum under which the MA-PD Sponsor shall operate a Voluntary Medicare Prescription Drug Plan pursuant to sections 1860D-1 through 1860D-42 (with the exception of section 1860D-22 and 1860D-31) of the Act.

This addendum is made pursuant to Subpart L of 42 CFR Part 417 (in the case of cost plan sponsors offering a Part D benefit) and Subpart K of 42 CFR Part 422 (in the case of an MA-PD Sponsor offering a Part C plan).

NOTE: For purposes of this addendum, unless otherwise noted, reference to an “MA-PD Sponsor” or “MA-PD Plan” is deemed to include a cost plan sponsor or a MA private fee-for-service contractor offering a Part D benefit.

Article I
Medicare Voluntary Prescription Drug Benefit

A.	The MA-PD Sponsor agrees to operate one or more Medicare Voluntary Prescription

Drug Plans as described in its application and related materials, including but not limited to all the attestations contained therein and all supplemental guidance, for
Medicare approval and in compliance with the provisions of this addendum, which incorporates in its entirety the Solicitation For Applications from Prescription Drug
Plans released on January 21, 2005 (as revised on March 9, 2005) [applicable to
Medicare Part C contractors] or the Solicitation for Applications from Cost Plan
Sponsors released on January 21, 2005 (as revised on March 9, 2005) [applicable to
Medicare cost plan contractors] (hereinafter collectively referred to as “the addendum”). The MA-PD Sponsor also agrees to operate in accordance with the regulations at 42 CFR §423.1 through 42 CFR §423.910 (with the exception of
Subparts Q, R, and S), sections 1860D-1 through 1860D-42 (with the exception of sections 1860D-22(a) and 1860D-31) of the Social Security Act, and the applicable solicitation identified above, as well as all other applicable Federal statutes, regulations, and policies. This addendum is deemed to incorporate any changes that are required by statute to be implemented during the term of this addendum and any regulations or policies implementing or interpreting such statutory provisions.

B.	CMS agrees to perform its obligations to the MA-PD Sponsor consistent with the regulations at 42 CFR §423.1 through 42 CFR §423.910 (with the exception of
Subparts Q, R, and S), sections 1860D-1 through 1860D-42 (with the exception of sections 1860D-22(a) and 1860D-31) of the Social Security Act, and the applicable solicitation, as well as all other applicable Federal statutes, regulations, and policies.

C.	CMS agrees that it will not implement, other than at the beginning of a calendar year, regulations under 42 CFR Part 423 that impose new, significant regulatory requirements on the MA-PD Sponsor. This provision does not apply to new requirements mandated by statute.

D.	This addendum is in no way intended to supersede or modify 42 CFR, Parts 417, 422 or 423. Failure to reference a regulatory requirement in this addendum does not affect the applicability of such requirements to the MA-PD Sponsor and CMS.

Article I1
Functions to be Performed by the MA-PD Sponsor

A. ENROLLMENT

1. MA-PD Sponsor agrees to enroll in its MA-PD plan only Part D-eligible beneficiaries as they are defined in 42 CFR §423.30(a) and who have elected to enroll in MA-PD Sponsor’s Part C or Section 1876 benefit. 2

2. If the MA-PD Sponsor is a cost plan sponsor, the MA-PD Sponsor acknowledges that its Section 1876 plan enrollees are not required to elect enrollment in its Part D plan.

B.	PRESCRIPTION DRUG BENEFIT

1.	MA-PD Sponsor agrees to provide the required prescription drug coverage as defined under 42 CFR §423.100 and, to the extent applicable, supplemental benefits as defined in 42 CFR §423.100 and in accordance with Subpart C of 42
CFR Part 423. MA-PD Sponsor also agrees to provide Part D benefits as described in the MA-PD Sponsor’s Part D bid(s) approved each year by CMS
(and in the Attestation of Benefit Plan and Price, attached hereto).

2.	MA-PD Sponsor agrees to calculate and collect beneficiary Part D premiums in accordance with 42 CFR §§423.286 and 423.293.

3.	If the MA-PD Sponsors is a cost plans sponsor, it acknowledge that its Part D benefit is offered as an optional supplemental service in accordance with 42 CFR §417.440(b)(2)(ii).

C.	DISSEMINATION OF PLAN INFORMATION

1.	MA-PD Sponsor agrees to provide the information required in 42 CFR §423.48.

2.	MA-PD Sponsor agrees to disclose information related to Part D benefits to beneficiaries in the manner and the form specified by CMS under 42 CFR
§§423.128 and 423.50 and in the “Marketing Materials Guidelines for Medicare
Advantage-Prescription Drug Plans (MA-PDs) and Prescription Drug Plans
(PDPs).”

3.	MA-PD Sponsor certifies that all materials it submits to CMS under the File and

Use Certification authority described in the Marketing Materials Guidelines are accurate, truthful, not misleading, and consistent with CMS marketing guidelines.

D.	QUALITY ASSURANCE/UTILIZATION MANAGEMENT

MA-PD Sponsor agrees to operate quality assurance, cost, and utilization management, medication therapy management programs, and support electronic prescribing in accordance with Subpart D of 42 CFR Part 423.

E. APPEALS AND GRIEVANCES

MA-PD Sponsor agrees to comply with all requirements in Subpart M of 42 CFR Part
423 governing coverage determinations, grievances and appeals, and formulary exceptions. MA-PD Sponsor acknowledges that these requirements are separate and distinct from the appeals and grievances requirements applicable to the MA-PD
Sponsor through the operation of its Part C or cost plan benefits. 3

F.	PAYMENT TO MA-PD SPONSOR

1.	MA-PD Sponsor and CMS agree that payment paid for Part D services under the addendum will be governed by the rules in Subpart G of 42 CFR Part 423.

2.	If the MA-PD Sponsor is participating in the Part D Reinsurance Payment

Demonstration, described in 70 FR 9360 (Feb. 25, 2005), it affirms that it will not seek payment under the demonstration for services provided to employer group enrollees.

G.	BID SUBMISSION AND REVIEW

If the MA-PD Sponsor intends to participate in the Part D program for the future year,
MA-PD Sponsor agrees to submit a future year’s Part D bid, including all required information on premiums, benefits, and cost-sharing, by the applicable due date, as provided in Subpart F of 42 CFR Part 423 so that CMS and the MA-PD Sponsor may conduct negotiations regarding the terms and conditions of the proposed bid and benefit plan renewal. MA-PD Sponsor acknowledges that failure to submit a timely bid under this section may affect the sponsor’s ability to offer a Part C plan, pursuant to the provisions of 42 CFR §422.4(c).

H.	COORDINATION WITH OTHER PRESCRIPTION DRUG COVERAGE

1.	MA-PD Sponsor agrees to comply with the coordination requirements with State

Pharmacy Assistance Programs (SPAPs) and plans that provide other prescription drug coverage as described in Subpart J of 42 CFR Part 423.

2.	MA-PD Sponsor agrees to comply with Medicare Secondary Payer procedures as stated in 42 CFR §423.462.

I.	SERVICE AREA AND PHARMACY ACCESS

1.	The MA-PD Sponsor agrees to provide Part D benefits in the service area for which it has been approved by CMS to offer Part C or cost plan benefits utilizing a pharmacy network and formulary approved by CMS that meet the requirements of 42 CFR §423.120.

2.	The MA-PD Sponsor agrees to ensure adequate access to Part D-covered drugs at out-of-network pharmacies according to 42 CFR §423.124.

3.	MA-PD Sponsor agrees to provide benefits by means of point-of-service systems to adjudicate prescription drug claims in a timely and efficient manner in compliance with CMS standards, except when necessary to provide access in underserved areas, I/T/U pharmacies (as defined in 42 CFR §423.100), and long-
term care pharmacies (as defined in 42 CFR §423.100). 4

4.	MA-PD Sponsor agrees to contract with any pharmacy that meets the MA-PD

Sponsor’s reasonable and relevant standard terms and conditions. If MA-PD
Sponsor has demonstrated that it historically fills 98% or more of its enrollees’
prescriptions at pharmacies owned and operated by the MA-PD Sponsor (or presents compelling circumstances that prevent the sponsor from meeting the 98%
standard or demonstrates that its Part D plan design will enable the sponsor to meet the 98% standard during the contract year), this provision does not apply to
MA-PD Sponsor’s plan.

5.	The provisions of 42 CFR §423.120(a) concerning the TRICARE retail pharmacy access standard do not apply to MA-PD Sponsor if the Sponsor has demonstrated to CMS that it historically fills more than 50% of its enrollees’ prescriptions at pharmacies owned and operated by the MA-PD Sponsor. MA-PD Sponsors excused from meeting the TRICARE standard are required to demonstrate retail pharmacy access that meets the requirements of 42 CFR §422.112 for a Part C contractor and 42 CFR §417.416(e) for a cost plan contractor.

J.	COMPLIANCE PLAN/PROGRAM INTEGRITY

MA-PD Sponsor agrees that it will develop and implement a compliance plan that applies to its Part D-related operations, consistent with 42 CFR §423.504(b)(4)(vi).

K.	LOW-INCOME SUBSIDY

MA-PD Sponsor agrees that it will participate in the administration of subsidies for low-income individuals according to Subpart P of 42 CFR Part 423.

L.	BENEFICIARY FINANCIAL PROTECTIONS

The MA-PD Sponsor agrees to afford its enrollees protection from liability for payment of fees that are the obligation of the MA-PD Sponsor in accordance with 42
CFR §423.505(g).

M.	RELATIONSHIP WITH RELATED ENTITIES, CONTRACTORS, AND SUBCONTRACTORS

1.	The MA-PD Sponsor agrees that it maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of this addendum.

2.	The MA-PD Sponsor shall ensure that any contracts or agreements with subcontractors or agents performing functions on the MA-PD Sponsor’s behalf related to the operation of the Part D benefit are in compliance with 42 CFR
§423.505(i).

N.	CERTIFICATION OF DATA THAT DETERMINE PAYMENT
5

MA-PD Sponsor must provide certifications in accordance with 42 CFR §423.505(k).

Article III
Record Retention and Reporting Requirements

A.	MAINTENANCE OF RECORDS

MA-PD Sponsor agrees to maintain records and provide access in accordance with 42
CFR §§423.504(d) and 505(d) and (e).

B.	GENERAL REPORTING REQUIREMENTS

The MA-PD Sponsor agrees to submit to information to CMS according to 42 CFR
§§423.505(f), 423.514, and the “Final Medicare Part D Reporting Requirements,” a
document issued by CMS and subject to modification each program year.

C.	CMS License For Use of Plan Formulary

PDP Sponsor agrees to submit to CMS each plan’s formulary information, including any changes to its formularies, and hereby grants to the Government[, and any person or entity who might receive the formulary from the Government,]
a non-exclusive license to use all or any portion of the formulary for any propose related to the administration of the Part D program, including without limitation publicly distributing, displaying, publishing or reconfiguration of the information in any medium, including www.medicare.gov, and by any electronic, print or other means of distribution.

Article IV

HIPAA Transactions/Privacy/Security

A.	MA-PD Sponsor agrees to comply with the confidentiality and enrollee record accuracy requirements specified in 42 CFR §423.136.

B.	MA-PD Sponsor agrees to enter into a business associate agreement with the entity with which CMS has contracted to track Medicare beneficiaries’ true out-of-pocket costs.

Article V
Addendum Term and Renewal

A. TERM OF ADDENDUM 6

This addendum is effective from the date of CMS’ authorized representative’s signature through December 31, 2006. This addendum shall be renewable for successive one-year periods thereafter according to 42 CFR §423.506. MA-PD
Sponsor shall not conduct Part D-related marketing activities prior to October 1, 2005 and shall not process enrollment applications prior to November 15, 2005. MA-PD
Sponsor shall begin delivering Part D benefit services on January 1, 2006.

B.	QUALIFICATION TO RENEW ADDENDUM

1.	In accordance with 42 CFR §423.507, the MA-PD Sponsor will be determined qualified to renew this addendum annually only if-
(a) CMS informs the MA-PD Sponsor that it is qualified to renew its addendum; and

(b)	The MA-PD Sponsor has not provided CMS with a notice of intention not to renew in accordance with Article VII of this addendum.

2.	Although MA-PD Sponsor may be determined qualified to renew its addendum under this Article, if the MA-PD Sponsor and CMS cannot reach agreement on the Part D bid under Subpart F of 42 CFR Part 423, no renewal takes place, and the failure to reach agreement is not subject to the appeals provisions in Subpart N of 42 CFR Parts 422 or 423. (Refer to Article XI for consequences of non-
renewal on the Part C contract and the ability to enter into a Part C contract.)

Article VI

Nonrenewal of Addendum

A.	NONRENEWAL BY THE MA-PD SPONSOR

1. MA-PD Sponsor may non-renew this addendum in accordance with 42

CFR 423.507(a).

2.	If the MA-PD Sponsor non-renews this addendum under this Article, CMS cannot enter into a Part D addendum with the organization for 2 years unless there are special circumstances that warrant special consideration, as determined by CMS.

B.	NONRENEWAL BY CMS

CMS may non-renew this addendum under the roles of 42 CFR 423.507(b). (Refer to
Article X for consequences of non-renewal on the Part C contract and the ability to enter into a Part C contract.)

Article VII

Modification or Termination of Addendum by Mutual Consent

This addendum may be modified or terminated at any time by written mutual consent in 7 accordance with 42 CFR 423.508. (Refer to Article X for consequences of non-renewal on the Part C contract and the ability to enter into a Part C contract.)

Article VIII
Termination of Addendum by CMS

CMS may terminate this addendum in accordance with 42 CFR 423.509. (Refer to
Article X for consequences of non-renewal on the Part C contract and the ability to enter into a Part C contract.)

Article IX
Termination of Addendum by the MA-PD Sponsor

A.	The MA-PD Sponsor may terminate this addendum only in accordance with 42 CFR

423.510.

B.	CMS will not enter into a Part D addendum with an organization that has terminated its addendum within the preceding 2 years unless there are circumstances that warrant special consideration, as determined by CMS.

C.	If the addendum is terminated under section A of this Article, the MA-PD Sponsor must ensure the timely transfer of any data or files. (Refer to Article X for consequences of non-renewal on the Part C contract and the ability to enter into a Part
C contract.)

Article X

Relationship Between Addendum and Part C Contract or 1876 Cost Contract

A.	MA-PD Sponsor acknowledges that, if it is a Medicare Part C contractor, the termination or nonrenewal of this addendum by either party may require CMS to terminate or non-renew the Sponsor’s Part C contract in the event that such non-
renewal or termination prevents the MA-PD Sponsor from meeting the requirements of 42 CFR §422.4(c), in which case the Sponsor must provide the notices specified in this contract, as well as the notices specified under Subpart K of 42 CFR Part 422.
MA-PD Sponsor also acknowledges that Article X.B. of this addendum may prevent the sponsor from entering into a Part C contract for two years following an addendum termination or non-renewal where such non-renewal or termination prevents the MA-
PD Sponsor from meeting the requirements of 42 CFR §422.4(c).

B.	The termination of this addendum by either party shall not, by itself, relieve the parties from their obligations under the Part C or cost plan contracts to which this document is an addendum. 8

C.	In the event that the MA-PD Sponsor’s Part C or cost plan contract (as appIicable) is terminated or nonrenewed by either party, the provisions of this addendum shall also terminate. In such an event, the MA-PD Sponsor and CMS shall provide notice to enrollees and the public as described in this contract as well as 42 CFR Part 422,
Subpart K or 42 CFR Part 417, Subpart K, as applicable.

Article XI

Intermediate Sanctions

The MA-PD Sponsor shall be subject to sanctions and civil monetary penalties, consistent with Subpart O of 42 CFR Part 423.

Article XII
Severability

Severability of the addendum shall be in accordance with 42 CFR §423.504(e).

Article XIII
Miscellaneous

A.	DEFINITIONS: Terms not otherwise defined in this addendum shall have the meaning given such terms at 42 CFR Part 423 or, as applicable, 42 CFR Part 422 or
Part 417.

B.	ALTERATION TO ORIGINAL ADDENDUM TERMS: The MA-PD Sponsor

agrees that it has not altered in any way the terms of the MA-PD addendum presented for signature by CMS. MA-PD Sponsor agrees that any alterations to the original text the MA-PD Sponsor may make to this addendum shall not be binding on the parties.

C.	ADDITIONAL CONTRACT TERMS: The MA-PD Sponsor agree to include in this addendum other terms and conditions in accordance with 42 CFR §423.505(j).

D.	CMS APPROVAL TO BEGIN MARKETING AND ENROLLMENT ACTIVITIES:

The MA-PD Sponsor agrees that it must complete CMS operational requirements related to its Part D benefit prior to receiving CMS approval to begin MA-PD plan marketing activities relating to its Part D benefit. Such activities include, but are not limited to, establishing and successfully testing connectivity with CMS systems to process enrollment applications (or contracting with an entity qualified to perform such functions on MA-PD Sponsor’s behalf) and successfully demonstrating the capability to submit accurate and timely price comparison data. To establish and successfully test connectivity, the PDP Sponsor must, 1) establish and test physical connectivity to the CMS data center, 2) acquire user identifications and passwords, 3) receive, store, and maintain data necessary to perform enrollments and send and 9 receive transactions to and from CMS, and 4) check and receive transaction status information.

10

In witness whereof, the parties hereby execute this contract.

FOR THE MA-PD SPONSOR

Todd S. Farha	President & Chief Executive Officer.

Printed Name	Title

/s/ Todd S. Farha	9-7-05

Signature	Date

WellCare of Florida, Inc.	8735 Henderson Road, Ren. 2 Tampa, FL 33634

Organization	Address

FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

Patricia Smith Director Medicare Advantage Group Center for Beneficiary Choices	Date

Robert Donnelly	Date

Director
Medicare Drug Benefit Group
Center for Beneficiary Choices

11

PART C/D BENEFIT PLAN(S) DESCRIPTION
TO BE ATTACHED TO MA CONTRACT

SECTION 1876/PART D OPTIONAL SUPPLEMENTAL BENEFIT PLAN
DESCRIPTION TO BE ATTACHED TO SECTION 1876 CONTRACT

12